UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 22, 2016

Carbylan Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36830	20-0915291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39899 Balentine Drive, Suite 200

Newark, California 94560

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 933-8365

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 22, 2016, Carbylan Therapeutics, Inc. (“Carbylan”) and KalVista Pharmaceuticals Ltd. (“KalVista”) issued a joint press release regarding the hosting of a conference call on Friday, June 24, 2016 at 8:00 a.m. Eastern Time to discuss the previously announced proposed transaction pursuant to which KalVista will become a wholly owned subsidiary of Carbylan and the shareholders of KalVista will become the majority owners of Carbylan. A copy of the joint press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

By furnishing the information in this Item 7.01 of this Current Report on Form 8-K, Carbylan makes no admission as to the materiality of any information in this report. The information contained herein is intended to be considered in the context of Carbylan filings with the SEC and other public announcements that Carbylan makes, by press release or otherwise, from time to time. Carbylan undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 8.01	Other Events.

The information contained in Item 7.01 above is incorporated by reference into this Item 8.01.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Carbylan intends to file with the SEC a proxy statement and furnish or file other materials with the SEC. The definitive proxy statement will be sent or given to the stockholders of Carbylan and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, CARBYLAN’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Carbylan with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement upon written request directed to the Corporate Secretary at 39899 Balentine Drive, Suite 200, Newark, CA 94560.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under or applicable exemption from the securities laws of any such jurisdiction.

Participants in the Solicitation

Carbylan, KalVista and each of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Carbylan in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction described herein will be included in the proxy statement described above. Additional information regarding the directors and executive officers of Carbylan is included in proxy statement for its 2016 Annual Meeting, which was filed with the SEC on April 28, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Carbylan.

Item 9.01	Financial Statements and Exhibits.

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBYLAN THERAPEUTICS, INC.
Date: June 22, 2016
	By:	/s/ David M. Renzi
	Name:	David M. Renzi
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release dated June 22, 2016 issued by Carbylan Therapeutics, Inc. and KalVista Pharmaceuticals Ltd.